UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant	☐

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☐Preliminary Proxy Statement

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☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

AssetMark Financial Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ASSETMARK FINANCIAL HOLDINGS, INC. 2023 Annual Meeting Vote by June 4, 2023 11:59 PM ET ASSETMARK FINANCIAL HOLDINGS, INC. 1655 GRANT STREET, 10TH FLOOR CONCORD, CA 94520 V06892-P88065 You invested in ASSETMARK FINANCIAL HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 5, 2023. Get informed before you vote View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 5, 2023 1:00 PM PDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMK2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Company Proposal - Election of Class I Directors Nominees: For 01) Rohit Bhagat 02) Bryan Lin 03) Lei Wang 2. Company Proposal - Ratification of selection of KPMG LLP as AssetMark Financial Holdings, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. Company Proposal - Approval of an amendment to AssetMark Financial Holdings, Inc.’s Amended and Restated Certificate of Incorporation. For NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V06893-P88065